SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2004
                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY


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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        DELAWARE                      1-16187                    98-0125787
     ---------------              ----------------              ------------
     (STATE OR OTHER              (COMMISSION FILE             (IRS EMPLOYER
     JURISDICTION OF                   NUMBER)               IDENTIFICATION NO.)
      INCORPORATION)

        21098 BAKE PARKWAY, SUITE 100, LAKE FOREST, CALIFORNIA 92630-2163
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 470-9535
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


      On August 13, 2004, The Bluebook International Holding Company ("Bluebook") received $427,500 in financing from an investor. Bluebook issued a convertible promissory note to the investor in exchange for the $427,500. The note has a term of one year and is convertible into common stock of Bluebook during the five-day period (but not at any other time) following the purchase of common stock of Bluebook by an institutional investor.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2004                 THE BLUEBOOK INTERNATIONAL HOLDING COMPANY


                                     By: /s/ Mark A. Josipovich
                                     ------------------------------------------
                                     Mark A. Josipovich, Chief Executive Officer